Fees Summary	Mar. 06, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	316,041.02
Total Transaction Valuation	2,064,278,372
Total Offset Amount	0
Net Fee	$ 316,041.02